UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2022

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 12, 2022, T2 Biosystems, Inc. (the “Company”) issued a press release announcing preliminary estimated financial results for the quarter ended September 30, 2022. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, such information, including Exhibit 99.1 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly stated by specific reference in such a filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 11, 2022, the Company held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders holding and entitled to vote 164,865,928 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) held as of the close of business on August 19, 2022 (the “Record Date”) and 3,000 shares of the Company’s Series A convertible preferred stock (the “Series A preferred stock”) held as of the Record Date, constituting 100% of the outstanding shares of Series A preferred stock and entitled to 3,000,000,000 votes (or 1,000,000 votes per share) solely with respect to the proposal to effect a Reverse Stock Split (as defined below) were present either by attendance via live webcast or by proxy. These stockholders represented approximately 47% of the voting power of the Common Stock issued and outstanding and entitled to vote and approximately 94% of the voting power of the capital stock issued and outstanding and entitled to vote, thereby constituting a quorum for the transaction of business at the Annual Meeting.

The following are the final voting results for the proposals considered and voted upon at the Annual Meeting. For more information on the following proposals submitted to stockholders, see the Company’s definitive proxy statement, dated August 26, 2022.

Proposal 1: Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Effect a Reverse Stock Split

For	Against	Abstain	Broker Non-Votes
2,340,987,569	822,429,944	1,448,415	0

Based on the voting results set forth above, the proposal to amend the Certificate of Incorporation to effect the Reverse Stock Split was approved.

Proposal 2: Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Ninfa Saunders	57,989,972	14,832,233	92,043,724
Thierry Bernard	54,106,722	18,715,483	92,043,724
John Sperzel	57,041,639	15,780,566	92,043,724

Based on the voting results set forth above, each of the foregoing nominees for Class II directors was elected to hold office until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal.

Proposal 3: Ratification of Appointment of Independent Auditors

For	Against	Abstain	Broker Non-Votes
147,535,468	8,832,090	8,498,371	0

Based on the voting results set forth above, the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was duly ratified.

Proposal 4: Approval of an Adjournment of the Annual Meeting

For	Against	Abstain	Broker Non-Votes
2,548,868,692	612,940,060	3,057,176	0

Based on the voting results set forth above, the adjournment proposal was approved.

Item 7.01	Regulation FD Disclosure

On October 12, 2022, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 is furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On October 12, 2022, the Company reported the following preliminary unaudited financial and operational results for the quarter ended September 30, 2022:

•	Estimated third quarter total revenue is expected to be approximately $3.7 million, including estimated product revenue of approximately $2.6 million.

•	Estimated third quarter sepsis and related revenue (non-Covid product revenue) is estimated to be approximately $2.3 million.

•	Executed contracts for 11 T2Dx® Instruments during the third quarter, including 3 in the U.S. and 8 outside the U.S.

•	Sold 1 T2Dx Instrument to a large U.S. laboratory service provider in October, to be deployed in one of that provider’s U.S. managed-hospital laboratories for sepsis testing.

•

Cash, cash equivalents, marketable securities, and restricted cash are estimated to be approximately $21.5 million as of September 30, 2022. Cash used in operations is estimated to be approximately $12.1 million, cash used to purchase other working capital and equipment is estimated to be approximately $3.6 million, offset by ATM proceeds of approximately $22.9 million.

In addition, on October 12, 2022, the Company reported that at the Annual Meeting, the stockholders of the Company, representing approximately 70% of the voting power of the outstanding capital stock, approved an amendment to the Company’s restated certificate of incorporation (the “Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) of the Common Stock, at a reverse split ratio ranging from any whole number between and including 1-for-10 and 1-for-50, with the exact ratio to be determined at the discretion of the Board of Directors of the Company (the “Board”). Following the Annual Meeting, on October 11, 2022, the Board approved the Reverse Stock Split at the ratio of 1-for-50. The Company’s Common Stock is expected to begin trading on a split-adjusted basis when the market opens on October 13, 2022 under the existing trading symbol, “TTOO.”

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our revenue results and cash balance, financial outlook, instrument contracts, timing of filing of an FDA submission, impact of operating expense reductions, plans to develop a diagnostic test for monkeypox, anticipated strategic priorities, product demand, commitments or opportunities, and growth expectations or targets, as well as statements that include the words “expect,” “may,” “should,” “anticipate,” and similar statements of a future or forward looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, (i) any inability to (a) realize anticipated benefits from commitments, contracts or products; (b) successfully execute strategic priorities; (c) bring products to market; (d) expand product usage or adoption; (e) obtain customer testimonials; (f) accurately predict growth assumptions; (g) realize anticipated revenues; (h) incur expected levels of operating expenses; or (i) increase the number of high-risk patients at customer facilities; (ii) failure of early data to predict eventual outcomes; (iii) failure to make or obtain anticipated FDA filings or clearances within expected time frames or at all; or (iv) the factors discussed under Item 1A. “Risk Factors” in the Company’s

Annual Report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission, or SEC, on March 23, 2022, and other filings the Company makes with the SEC from time to time, including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While the Company may elect to update such forward-looking statements at some point in the future, unless required by law, it disclaims any obligation to do so, even if subsequent events cause its views to change. Thus, no one should assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 12, 2022, announcing preliminary estimated financial results for the third quarter ended September 30, 2022

99.2	Press Release, dated October 12, 2022, announcing the Reverse Stock Split approval

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2022	T2 BIOSYSTEMS, INC.

	By:	/s/ John Sprague
John Sprague
Chief Financial Officer